SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

HIGHLANDS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8	Other Events

On April 24, 2012, Highlands Bankshares, Inc. (the “Company”) filed a Form 15 terminating the registration of the Company’s Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company is relying on Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to terminate its duty with respect to its class of shares of common stock. Accordingly, the Section 12(g) registration will be terminated 90 days after the filing of the Form 15, whereupon the Company will have no further reporting obligations under the Exchange Act. Until the date of termination, the Company is required to file all reports required by the Exchange Act Sections 13(a), 14 and 16.

Furnished as Exhibit 99.1 and incorporated herein by reference is a letter issued by the Company to its shareholders.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/Jeffrey B. Reedy
Jeffrey B. Reedy, Chief Financial Officer
April 30, 2012